SUPPLEMENT DATED AUGUST 19, 2013
to

PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT ADVISOR, NEW YORK KEYPORT ADVISOR VISTA, NEW YORK KEYPORT VISTA, NEW YORK KEYPORT ADVISOR CHARTER, NEW YORK KEYPORT OPTIMA AND NEW YORK KEYPORT ADVISOR OPTIMA

 PROSPECTUSES DATED MAY 1, 2003
FOR NEW YORK KEYPORT CHARTER AND NEW YORK KEYPORT LATITUDE

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

Effective August 2, 2013, Delaware Life Holdings, LLC (“Delaware Life”) became the owner of Sun Life Assurance Company of Canada (U.S.), which is the immediate parent of the Company.  Delaware Life is a limited liability company formed under the laws of Delaware on December 12, 2012.  Delaware Life is ultimately controlled by Todd L. Boehly and Mark R. Walter.

Please retain this supplement with your prospectus for future reference.